Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2012
Fair Value Of Financial Instruments [Text Block]
23—FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments was made in accordance with the requirements of ASC 825 ‘‘Disclosure about fair value of financial instruments.’’ The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. The estimates of fair values of the Company’s financial instruments are compared below to the recorded amounts at December 31, 2012 and 2011.
	December 31,		December 31,
	2012 Recorded Value	2012 Estimated Fair Value	2011 Recorded Value	2011 Estimated Fair Value
Assets:
Cash and cash equivalents	7,041	7,041	4,900	4,900
Trade accounts and notes receivable, net	11,949	11,949	14,981	14,981
Short term investments	1,036	1,036	1,572	1,572
Liabilities:
Short-term borrowings	2,095	2,095	1,700	1,700
Trade accounts payable	5,820	5,820	5,725	5,725
Notes payable	516	516	570	570
Debentures and other Long Term Debt	5,038	5,038	7,085	7,085
Investor Warrants	1,571	1,571	195	195
Placement Agent Warrants	183	183	-	-

The recorded amount of cash and cash equivalents, restricted short term investment, investments available for sale, trade accounts and notes receivable (drafts), short-term borrowings, and trade accounts and notes payable (drafts) are a reasonable estimate of their fair value due to the short-term maturities of these instruments.